Exhibit 10.38

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Addendum

to

Distributor Agreement AVDIST1-021001

This Addendum shall be effective as of the date of signature by Avaya and is by and between Avaya Inc. (“Avaya”), ScanSource, Inc. d/b/a Catalyst Telecom (“ScanSource”), and Netpoint International, Inc. d/b/a ScanSource Latin America (“Netpoint”), a wholly-owned subsidiary of ScanSource.

WHEREAS, Avaya and ScanSource are parties to a certain distributor agreement, No. AVDIST1-021001 dated August 16, 2002, with an addendum dated August 16, 2002 and amendments dated December 11, 2003 (two), May 1, 2005, September 10, 2007, and August 25, 2009 (together, the “Agreement”);

WHEREAS, the parties wish to extend the territory covered by the Agreement to the Caribbean and Latin America (the “CALA Territory”, as more specifically described on Attachment 1);

WHEREAS, This Addendum incorporates all the terms and conditions of the Agreement. Capitalized terms used in this Addendum but not defined will have the meanings given them in the Agreement.

THEREFORE, the parties agree as follows:

1. APPLICABILITY OF ADDENDUM. This Addendum pertains solely to purchases of Products and Services to be made by Netpoint for sales in the CALA Territory. Nothing in this Addendum shall be deemed to affect the purchase of Products or Services by ScanSource or any of its subsidiaries or affiliates for sales outside of the CALA Territory or affect any other terms and conditions between ScanSource (including its subsidiaries and affiliates) and Avaya (including its subsidiaries and affiliates).

2. SECTION 1.0 DEFINITIONS. Section 1.0 “Definitions” will be revised as follows:

“Territory” means the geographic area specified in Attachment 1 of this Addendum.

3. AUTHORIZATION. Netpoint will be appointed as Authorized Avaya Distributor for the CALA Territory pursuant to section 3 of the Agreement with the following exceptions:

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For sales in the CALA Territory Netpoint is authorized to buy Products both (i) directly from Avaya and (ii) from ScanSource.

4. SECTION 4.0-DISTRIBUTOR RESPONSIBILITIES. Section 4.0 “Distributor Responsibilities” shall be amended to include the following relating to the CALA Territory:

4.6 ( C ) Export/Import Compliance. Products, technical information, and Services provided by Avaya under this Addendum are under the jurisdiction of the United States and any local country from which the Products, technical information, and/or Services are exported or imported. Avaya agrees to provide US Product classification information necessary for the legal export, re-export, or import of the Product or Services (to include US ECCN, US Export Authority, US CCATS, and US HTS). Netpoint will offer its full cooperation to Avaya and provide all information requested for licensing, reporting, and recordkeeping requirements (to include but not be limited to End User and end-use information prior to the commencement of any resale to the extent such information is available from Netpoint’s Reseller customer at the time of sale by Netpoint to Reseller) to allow Avaya to meet all trade compliance requirements. Netpoint agrees to make all applicable export/import records available for audit by Avaya upon request and agrees to retain the aforementioned records for three years from the date of export/import. Netpoint is hereby notified that the marketing, sale, installation, and integration of Avaya Products for government and military End Users is subject to special licensing requirements and must be reported to Avaya at agtc@avaya.com prior to any such activities to the extent Netpoint has such information at the time of sale. By executing the Agreement, Netpoint represents that it, is legally able to receive or handle Avaya Products, technical information, and

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Services (i.e. not a restricted or denied party as designated by the US Department of Commerce, US Department of State, US Department of Treasury – Office of Foreign Asset Controls, or any other US government agency or other government agency in any country). Netpoint also agrees that participation in a boycott which is not sanctioned by the US government is prohibited (for further information on US Anti boycott Compliance please refer to: http://www.bis.doc.gov/complianceandenforcement/antiboycottcompliance/Default.htm).

5. Section 5.0-DISTRIBUTOR ORDERS. Section 5.0 “Distributor Responsibilities” shall be amended to include the following:

5.3 Order Submission. For orders in the CALA Territory Netpoint shall submit orders for Products and Services on Avaya Inc. or another Avaya Affiliate, as advised by Avaya. ONLY THE EXECUTION OF AN ORDER FROM NETPOINT BY AVAYA OR AN AVAYA AFFILIATE WILL CONSTITUTE A CONTRACT BETWEEN THOSE PARTIES.

5.4 Shipping, Risk of Loss and Title. Unless Avaya provides Netpoint with an express written confirmation of a different delivery term, Netpoint agrees with Avaya that all deliveries of Products in the CALA Territory (including deliveries after repair or replacement) will be made as follows:

Products Final Destination (Territory)	Avaya Selling Entity	INCOTERM	Passage of Risk of Loss and incidents of ownership (other than title)	Title Passage
Caribbean or Latin America Country (shipment from the United States)	Avaya Inc.	*****	*****

Netpoint shall provide Avaya with the documentation needed to complete Avaya’s internal control procedure for exports from the United States or other country of manufacture or storage, as required by the applicable law. If Netpoint´s selected carrier or freight forwarder does not provide Avaya with the necessary documentation, or fails to take possession of the Products within 48 hours after the scheduled date of shipment, Avaya (in its sole discretion and notwithstanding Section 2.7) may act as Netpoint’s agent to select a different freight forwarder with Netpoint remaining responsible for all reasonable freight and insurance costs. Netpoint shall file all claims for a Product not conforming to the order in type or quantity in accordance with the Channel Policies *****

6. Section 10.0-AVAYA BILLING AND DISTRIBUTOR PAYMENT. SECTION 10.0 “AVAYA BILLING AND DISTRIBUTOR PAYMENT” shall be amended to include the following:

10.4 Taxes – CALA Territory. With regard to sales in the CALA Territory, unless Netpoint provides Avaya with a current tax exemption certificate, Netpoint is solely responsible for paying all legally required taxes, including without limitation any sales, excise or other taxes and fees which may be levied upon the sale, transfer of ownership, license, installation or use of the Products or Services (“Tax” or “Taxes”), except that Netpoint will have no liability with respect to: (i) Taxes that are imposed on Avaya by a taxing authority in a jurisdiction in which Avaya is subject to tax as a result of transactions or activities other than, and without regard to, the Agreement, and that are imposed on, measured by, or based upon net income (or Taxes that are similar to, in lieu of, or in substitution for, such taxes) of Avaya; and (ii) Taxes in the nature of franchise, doing business, or capital stock taxes if such Taxes are based on or measured by capital stock value, par value or net worth of Avaya and are imposed by any taxing jurisdiction in which Avaya is subject to such taxes as a result of transactions or activities other than, and without regard to, the Agreement. If Netpoint is required to bear a Tax pursuant to this Section, then Netpoint shall pay such Tax and any additional amounts as are necessary to ensure that the net amounts received by Avaya hereunder, after all such payments or withholdings, equal the amounts to which Avaya is otherwise entitled under the Agreement as if such Tax did not exist.

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7. Warranties and limitations FOR CALA TERRITORY

Warranty. Avaya warrants to Netpoint that during the applicable warranty period, the Products will conform to and operate in accordance with the applicable Documentation in all material respects. Netpoint is authorized to pass through this warranty to Resellers and End Users.

Warranty Period. Unless otherwise agreed, the warranty periods for Products are as follows: (i) Hardware 15 months from the Delivery Date; and (ii) Software 90 days from the Delivery Date.

Remedies. If a Product is not in conformance with the warranty above and Avaya receives from Netpoint during the applicable warranty period a written notice describing in reasonable detail how the Product failed to be in conformance, Avaya at its option shall: *****

Warranty Procedures. *****

Costs. If a Product is returned within the applicable warranty period subject to a valid warranty claim, *****

Exclusions and Disclaimers. The warranties provided by Avaya under the Agreement do not extend to any damages, malfunctions, or non-conformities caused by: *****

No Additional Warranty. *****

8. Infringement. Section 20.1 of the Agreement shall be modified so that the phrase “any United States patent” is removed and replaced with the phrase “any United States patent or any patent in the CALA Territory”.

9. DISCOUNTS. The list of discounts applicable to Netpoint within the CALA territory are included in Attachment 2.

By:	Avaya Inc.	By:	ScanSource, Inc.

Name:	Robert Brossa	Name:	Mike Ferney

Title:	Marketing Leader Americas	Title:	VP of Merchandising

Date:	Feb. 28 2013	Date:	February 19, 2013

By:	Netpoint International, Inc.

(d/b/a ScanSource Latin America)

Name:	Elias Botbol

Title:	President

Date:	February 19, 2013

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DISTRIBUTOR AGREEMENT

ATTACHMENT 1

TERRITORY

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DISTRIBUTOR AGREEMENT

ATTACHMENT 2

DISCOUNTS – CALA TERRITORY

PRICE LIST:

CURRENCY: *****

DISCOUNTS: The discounts applicable to Netpoint at the Effective Date for sales in the CALA Territory are as set out below. *****

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